UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 2, 2016

CAT9 Group Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55365	47-2912810
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Chongqing BaNa District, YuDongYingDan Plaza 63-3

Chongqing, China

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(023) 66223188

(ISSUER TELEPHONE NUMBER)

None
_______________________________________________________________________________

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

ITEM 1.01 Entry into a Material Definitive Agreement

On May 2, 2016, CAT9 Group Inc. (the “Company”, or "Issuer") entered into Employee Agreements with Wenfa "Simon" Sun, its President, Chief Executive Officer, and Chairman of the Board of Directors, and MeiHong "Sanya" Qian, its Chief Financial Officer and Secretary. Pursuant to the Employment Agreement, the Company issued 6,000,000 shares of restricted common stock to Wenfa "Simon" Sun, and 4,000,000 shares of restricted common stock to MeiHong "Sanya" Qian. Both individuals have served in their respective positions for the Company since August 12, 2015. Prior to May 2, 2016, the Company had 10,000,000 shares issued and outstanding, and as of May 2, 2016, the Company had 20,000,000 shares issued and outstanding.

Section 3 – Securities and Trading Markets

ITEM 3.02 Unregistered Sales of Equity Securities

As stated within Item 1.01, pursuant to the Employment Agreements ratified and approved by the Board of Directors, on May 2, 2016, the Company issued 10,000,000 shares of its restricted common stock pursuant to Section 4(2) of the Securities Act of 1933 at par value, $0.0001 per share for a total of 10,000,000 shares of common stock as follows:

6,000,000 Wenfa "Simon" Sun

4,000,000 MeiHong "Sanya" Qian

Section 5 –Corporate Governance and Management

ITEM 5.01 Change in Control of Registrant

On May 3, 2016, the sole shareholder of the Company, Chongqing Field Industrial Ltd., ("CQFI") consented to a redemption of its 10,000,000 shares held in the Issuer. The Company redeemed an aggregate of 10,000,000 from CQFI of the then 10,000,000 shares of outstanding stock at a redemption price of $0.0001 per share for an aggregate redemption price of $1,000. As a result of this action by CQFI, management of the Company now control 100% of the issued and outstanding shares. As of May 4, 2016, the Company had 10,000,000 shares issued and outstanding.

With the redemption and subsequent issuance of the 10,000,000 shares of restricted common stock, the Company effected a change in its control and the new majority shareholders are the current members of management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

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Section 9 – Financial Statements and Exhibits

ITEM 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement, Wenfa "Simon" Sun
10.2	Employment Agreement, MeiHong "Sanya" Qian
10.3	Restricted Stock Agreement, Wenfa "Simon" Sun
10.4	Restricted Stock Agreement, MeiHong "Sanya" Qian

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAT9 Group Inc.

By: /s/ Wenfa “Simon” Sun

Wenfa “Simon” Sun. President, Chief Executive Officer, and Chairman of the Board of Directors

By: /s/ MeiHong “Sanya” Qian

MeiHong “Sanya” Qian. Chief Financial Officer, Secretary

Date: May 4, 2016

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